Exhibit 99.2

Enviva Announces Public Offering of Common Stock

BETHESDA, Md., January 19, 2022 —Enviva Inc. (NYSE: EVA) (“Enviva,” “we,” “us,” or “our”) today announced that it has commenced an underwritten public offering (the “Offering”) of 4,300,000 common shares. Enviva expects to grant the underwriters an option to purchase up to an additional 645,000 common shares from Enviva at the issue price of the Offering.

Enviva intends to use the net proceeds of the Offering for general corporate purposes, including pre-funding a portion of its capital expenditures related to ongoing development projects, and the temporary repayment of debt.

Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Barclays Capital Inc., BMO Capital Markets Corp., HSBC Securities (USA) Inc., RBC Capital Markets, LLC, and Truist Securities are acting as joint book-running managers for the Offering. Loop Capital Markets LLC, Raymond James & Associates, Inc., and USCA Securities LLC are acting as co-managers for the Offering.

The Offering is being made pursuant to an effective shelf registration statement, which has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and became automatically effective January 19, 2022. The Offering will be made only by means of a preliminary prospectus supplement and the accompanying base prospectus, copies of which may be obtained on the SEC’s website at www.sec.gov. Alternatively, the joint lead bookrunners will arrange to send you the preliminary prospectus supplement and related base prospectus if you request them by contacting:

Goldman Sachs & Co. LLC Attn: Prospectus Department, 200 West Street New York, New York 10282 Telephone: 866-471-2526 Email: prospectus-ny@ny.email.gs.com	Citigroup Global Markets Inc. Attn: Broadridge Financial Solutions 1155 Long Island Avenue, Edgewood, NY 11717 Telephone: 800-831-9146	J.P. Morgan Securities LLC Attn: Broadridge Financial Solutions 1155 Long Island Avenue, Edgewood, NY 11717 Telephone: 1-866-803-9204 Email: prospectus-eq_fi@jpmchase.com

This news release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Enviva

Enviva Inc. (NYSE: EVA) is the world’s largest producer of industrial wood pellets, a renewable and sustainable energy source produced by aggregating a natural resource, wood fiber, and processing it into a transportable form, wood pellets. Enviva owns and operates ten plants with a combined production capacity of approximately 6.2 million metric tons per year in Virginia, North Carolina, South Carolina, Georgia, Florida, and Mississippi. Enviva sells most of its wood pellets through long-term, take-or-pay off-take contracts with customers in the United Kingdom, the European Union, and Japan.

Cautionary Note Concerning Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact herein, including regarding Enviva’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms, and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Enviva disclaims any duty to revise or update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Enviva cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Enviva. These risks include, but are not limited to: (i) the volume and quality of products that we are able to produce or source and sell, which could be adversely affected by, among other things, operating or technical difficulties at our wood pellet production plants or deep-water marine terminals; (ii) the prices at which we are able to sell our products; (iii) our ability to successfully negotiate, complete, and integrate acquisitions, including the associated contracts, or to realize the anticipated benefits of such acquisitions; (iv) failure of our customers, vendors, and shipping partners to pay or perform their contractual obligations to us; (v) our inability to successfully execute our project development, expansion, and construction activities on time and within budget; (vi) the creditworthiness of our contract counterparties; (vii) the amount of low-cost wood fiber that we are able to procure and process, which could be adversely affected by, among other things, disruptions in supply or operating or financial difficulties suffered by our suppliers; (viii) changes in the price and availability of natural gas, coal, or other sources of energy; (ix) changes in prevailing economic conditions; (x) unanticipated ground, grade, or water conditions; (xi) inclement or hazardous environmental conditions, including extreme precipitation, temperatures, and flooding; (xii) fires, explosions, or other accidents; (xiii) changes in domestic and foreign laws and regulations (or the interpretation thereof) related to renewable or low-carbon energy, the forestry products industry, the international shipping industry, or power, heat, or combined heat and power generators; (xiv) changes in the regulatory treatment of biomass in core and emerging markets; (xv) our inability to acquire or maintain necessary permits or rights for our production, transportation, or terminaling operations; (xvi) changes in the price and availability of transportation; (xvii) changes in foreign currency exchange or interest rates, and the failure of our hedging arrangements to effectively reduce our exposure to the risks related thereto; (xviii) risks related to our indebtedness; (xix) our failure to maintain effective quality control systems at our wood pellet production plants and deep-water marine terminals, which could lead to the rejection of our products by our customers; (xx) changes in the quality specifications for our products that are required by our customers; (xxi) labor disputes, unionization, or similar collective actions; (xxii) our inability to hire, train, or retain qualified personnel to manage and operate our business and newly acquired assets; (xxiii) the possibility of cyber and malware attacks; (xxiv) our inability to borrow funds and access capital markets; and (xxv) viral contagions or pandemic diseases, such as COVID-19.

Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Enviva’s expectations and projections can be found in Enviva’s periodic filings with the SEC. Enviva’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

INVESTOR CONTACT:

Kate Walsh

Vice President, Investor Relations

+1 240-482-3856

investor.relations@envivapartners.com